                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 13, 2002



                         SYBRON DENTAL SPECIALTIES, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                   001-16057                  33-0920985
-------------------------------       -----------            -------------------
(State or other jurisdiction of        Commission             (I.R.S. Employer
 incorporation or organization)       file number            Identification No.)



1717 WEST COLLINS AVENUE, ORANGE, CALIFORNIA                           92867
  (Address of principal executive offices)                          (Zip Code)



                                 (714) 516-7400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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Item 5. Other Events and Regulation FD Disclosure

        On May 13, 2002, we issued a press release under Securities Act Rule 135c announcing our intention to commence a private placement of $150 million of senior subordinated notes. The press release is attached hereto as Exhibit 99.1, and is incorporated herein by this reference.


Item 7. Financial Statements and Exhibits.

        (c)  Exhibits

        See Exhibit Index following the Signatures page, which is incorporated herein by reference.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SYBRON DENTAL SPECIALTIES, INC.



                                        By: /s/ Stephen J. Tomassi
                                            ------------------------------------
                                        Name: Stephen J. Tomassi
                                        Title: Vice President-General Counsel
                                        and Secretary


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                         SYBRON DENTAL SPECIALTIES, INC.
                               (THE "REGISTRANT")
                         (COMMISSION FILE NO. 001-16057)


                                  EXHIBIT INDEX
                                       TO
                           CURRENT REPORT ON FORM 8-K
                               DATED MAY 13, 2002

                                                        INCORPORATED
EXHIBIT                                                  HEREIN BY            FILED
NUMBER          DESCRIPTION                             REFERENCE TO         HEREWITH
-------         -----------                             ------------         --------
99.1            Press Release dated  May 13, 2002                               X